UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2011

______________________

CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
_______________________

Kansas	0-13687	48-0905805
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4441 West Airport Freeway Irving, Texas		75062
(Address of principal executive offices)		(Zip Code)

(972) 258-8507
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 5, 2011, CEC Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended April 3, 2011.

The information furnished in this Item 2.02 – “Results of Operations and Financial Condition” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Set forth below is information concerning each matter submitted to a vote at the Company’s Annual Meeting of Stockholders held on May 3, 2011.

Proposal No. 1:  The stockholders elected each of the following persons as a director to serve for a term of one year or until their successors are elected and qualified or until their earlier resignation or removal.

	For	Withheld	Broker Non-Votes
General (ret) Tommy Franks	17,175,145	636,516	638,066
Cynthia Pharr Lee	17,116,708	694,953	638,066
Raymond E. Wooldridge	17,106,994	704,667	638,066

Proposal No. 2:  The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement, including the compensation discussion and analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
16,858,209	740,763	212,689	638,066

Proposal No. 3:  The stockholders approved, on an advisory basis, the option of every “1 YEAR” for future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
13,385,175	228,439	3,989,835	208,212	638,066

After consideration of the stockholders’ recommendations, the Board of Directors has decided to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next vote on frequency, which shall be no later than the Company’s Annual Stockholders’ Meeting in 2017.

Proposal No. 4:  The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

For	Against	Abstain	Broker Non-Votes
18,337,500	108,615	3,612	0

No other matters were voted upon at the meeting.

Item 8.01.  Other Events.

On May 3, 2011, the Company’s Board of Directors (the “Board”) declared a cash dividend of $0.20 per share on the common stock of the Company.  The cash dividend is payable on July 7, 2011 to stockholders of record as of June 2, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: May 5, 2011	By:	/s/ Tiffany B. Kice
Tiffany B. Kice
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated May 5, 2011